Via EDGAR Transmission
    08/31/00

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) September 29, 2000


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates
Certificates) of theBCMSC TrustSeries 1999-Bon September15, 2000 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

       99.1.Distribution Date Statement relating to interest and principal distributions made onSeptember15, 2000 on the Series 1999-B Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                    BY:    /s/ Blaine Filthaut
                                 Blaine Filthaut
                                    Title: Treasurer

Dated: September 29, 2000

                                  EXHIBIT INDEX

I. INPUTS

A. ORIGINAL DEAL PARAMETERS


(A)   Initial Pool Principal Balance                                                       $467,867,888.45
(B)   Initial Certificates Principal Balance                                               $452,662,000.00
(C)   Class A-1-A Certificates
      (i)  Initial Certificate Percentage                                                           10.69%
      (ii) Initial Certificate Principal Balance                                            $50,000,000.00
      (iii)Pass-Through Rate                                                                      6.84625%
      Class A-1-B Certificates
      (i)  Initial Certificate Percentage                                                            8.55%
      (ii) Initial Certificate Principal Balance                                            $40,000,000.00
      (iii)Pass-Through Rate                                                                        6.605%
(D)   Class A-2 Certificates
      (i)  Initial Certificate Percentage                                                            5.13%
      (ii) Initial Certificate Principal Balance                                            $24,000,000.00
      (iii)Pass-Through Rate                                                                        6.975%
(E)   Class A-3 Certificates
      (i)  Initial Certificate Percentage                                                           12.82%
      (ii) Initial Certificate Principal Balance                                            $60,000,000.00
      (iii)Pass-Through Rate                                                                        7.180%
(F)   Class A-4 Certificates
      (i)  Initial Certificate Percentage                                                            4.49%
      (ii) Initial Certificate Principal Balance                                            $21,000,000.00
      (iii)Pass-Through Rate                                                                        7.300%
(G)   Class A-5 Certificates
      (i)  Initial Certificate Percentage                                                           10.90%
      (ii) Initial Certificate Principal Balance                                            $51,000,000.00
      (iii)Pass-Through Rate                                                                        7.440%
(H)   Class A-6 Certificates
      (i)  Initial Certificate Percentage                                                           22.42%
      (ii) Initial Certificate Principal Balance                                           $104,898,000.00
      (iii)Pass-Through Rate                                                                        7.850%
(I)   Class M-1 Certificates
      (i)  Initial Certificate Percentage                                                           10.90%
      (ii) Initial Certificate Principal Balance                                            $35,091,000.00
      (iii)Pass-Through Rate                                                                        8.120%
(J)   Class M-2 Certificates
      (i)  Initial Certificate Percentage                                                            7.50%
      (ii) Initial Certificate Principal Balance                                            $23,394,000.00
      (iii)Pass-Through Rate                                                                        8.750%
(K)   Class B-1 Certificates
      (i)  Initial Certificate Percentage                                                            4.75%
      (ii) Initial Certificate Principal Balance                                            $22,224,000.00
      (iii)Pass-Through Rate                                                                        8.750%
(L)   Class B-2 Certificates
      (i)  Initial Certificate Percentage                                                            4.50%
      (ii) Initial Certificate Principal Balance                                            $21,055,000.00
      (iii)Pass-Through Rate                                                                        8.750%
(M)   Servicing Fee Rate                                                                             1.00%
(N)   Weighted Average Coupon (WAC)                                                                10.165%
(O)   Weighted Average Original Maturity (WAOM)                                                     316.00  months
(P)   Weighted Average Remaining Maturity (WAM)                                                     313.00  months
(Q)   Number of Receivables                                                                         11,612
(R)   Credit Enhancement
      (i)  Reserve Fund Initial Deposit Percentage                                                   0.00%
      (ii) Target Overcollateralization Percentage Prior to Crossover Date                           5.25%
      (iii)Target Overcollateralization Percentage After Crossover Date                              9.19%
      (iv) Target Overcollateralization Floor                                                        1.25%
      (v)  Reserve Fund Target %                                                                     0.00%
      (vi) Target Credit Enhancement % Prior to Crossover Date                                       5.25%
      (vii)Target Credit Enhancement % After Crossover Date                                          9.19%
      (viiiTarget Credit Enhancement Floor                                                           1.25%
      (ix) Target Credit Enhancement Amount                                                 $24,563,064.14
(S)   Crossover Date Test
      (i)  Earliest Crossover Date                                                                Feb-2004
      (ii) Percentage (as Percent of Initial Class Subordination Percentage)                          190%
(T)   Class B-2 Floor Percentage (of Initial Pool Balance)                                           0.75%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A)   Pool Principal Balance                                                               $450,434,002.55
(B)   Total Certificate Principal Balance                                                  $429,165,483.84
(C)   Class A-1-A Certificates
      (i)  Principal Balance                                                                $36,946,379.85
      (ii) Pool Factor                                                                           0.7389276
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00
(D)   Class A-1-B Certificates
      (i)  Principal Balance                                                                $29,557,103.99
      (ii) Pool Factor                                                                           0.7389276
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00
(E)   Class A-2 Certificates
      (i)  Principal Balance                                                                $24,000,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00
(F)   Class A-3 Certificates
      (i)  Principal Balance                                                                $60,000,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00
(G)   Class A-4 Certificates
      (i)  Principal Balance                                                                $21,000,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00
(H)   Class A-5 Certificates
      (i)  Principal Balance                                                                $51,000,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00
(I)   Class A-6 Certificates
      (i)  Principal Balance                                                               $104,898,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Unpaid Certificate Principal Shortfall                                                    $0.00
      (iv) Unpaid Interest Shortfall                                                                 $0.00

(J)   Class M-1 Certificates
      (i)  Principal Balance                                                                $35,091,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Adjusted Certificate Principal Balance                                           $35,091,000.00
      (iv) Liquidation Loss Amount                                                                   $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                    $0.00
      (vi) Unpaid Interest Shortfall                                                                 $0.00
           Unpaid Liquidation Loss Interest Shortfall
(K)   Class M-2 Certificates
      (i)  Principal Balance                                                                $23,394,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Adjusted Certificate Principal Balance                                           $23,394,000.00
      (iv) Liquidation Loss Amount                                                                   $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                    $0.00
      (vi) Unpaid Interest Shortfall                                                                 $0.00
      (vii)Unpaid Liquidation Loss Interest Shortfall                                                $0.00

(L)   Class B-1 Certificates
      (i)  Principal Balance                                                                $22,224,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Adjusted Certificate Principal Balance                                           $22,224,000.00
      (iv) Liquidation Loss Amount                                                                   $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                    $0.00
      (vi) Unpaid Interest Shortfall                                                                 $0.00
      (vii)Unpaid Liquidation Loss Interest Shortfall                                                $0.00
(M)   Class B-2 Certificates
      (i)  Principal Balance                                                                $21,055,000.00
      (ii) Pool Factor                                                                           1.0000000
      (iii)Adjusted Certificate Principal Balance                                           $21,055,000.00
      (iv) Liquidation Loss Amount                                                                   $0.00
      (v)  Unpaid Certificate Principal Shortfall                                                    $0.00
      (vi) Unpaid Interest Shortfall                                                                 $0.00
      (vii)Unpaid Liquidation Loss Interest Shortfall                                                $0.00
(N)   Reserve Fund Balance                                                                           $0.00
(O)   Current Overcollateralization Amount                                                  $21,268,518.70
(P)   Cumulative Realized Losses                                                             $2,358,709.55
(Q)   Current Realized Loss Ratio for Preceding Period                                               1.40%
(R)   Sixty Day Delinquency Ratio for Preceding Period                                              11.12%
(S)   Sixty Day Delinquency Ratio for Second Preceding Period                                       10.90%
(T)   Thirty Day Delinquency Ratio for Preceding Period                                             20.71%
(U)   Thirty Day Delinquency Ratio for Second Preceding Period                                      18.83%
(V)   Prior Month Weighted Average Coupon (WAC)                                                     10.14%
(W)   Prior Month Weighted Average Remaining Maturity (WAM)                                         302.06  months
(X)   Prior Month Number of Receivables                                                             11,255
(Y)   Early Principal Collections                                                                26,013.45
(Z)   Early Interest Collections                                                                191,795.30

C. INPUTS FROM THE MAINFRAME

(A)   Principal
      (i)  Scheduled Principal Collections                                                     $349,733.36
      (ii) Full and Partial Principal Prepayments                                              $608,686.47
      (iii)Early Principal Collections                                                          $24,934.44
      (iv) Repurchased Loan Proceeds Attributable to Principal                                       $0.00
      (v)  Other Principal Amounts                                                                   $0.00
(B)   Interest
      (i)  Scheduled Interest Collections                                                    $3,255,031.42
      (ii) Early Interest Collections                                                          $191,596.02
      (iii)Repurchased Loan Proceeds Attributable to Interest                                        $0.00
(C)   Ending Pool Balance                                                                  $448,430,565.47
(D)   Weighted Average Coupon (WAC)                                                                 10.14%
(E)   Weighted Average Remaining Maturity (WAM)                                                     301.13  months
(F)   Number of Receivables Outstanding                                                             11,208


(G)   Delinquent Receivables at End of Due Period :  Principal Balance        Pool Balance             Units  Total Units
      (i)    30-59 Days Delinquent                         42,815,838                9.55%            1,072  9.56%
      (ii)   60-89 Days Delinquent                         16,019,105                3.57%              422  3.77%
      (iii)  90 Days or More Delinquent                    24,711,591                5.51%              636  5.67%
      (iv)   Homes Repossessed or Foreclosed Upon           9,003,876                2.01%              227  2.03%


D. INPUTS DERIVED FROM OTHER SOURCES

(A)   Reserve Fund Investment Income                                                                 $0.00
(B)   Certificate Account Investment Income                                                     $18,734.30
(C)   Liquidated Contracts
      (i)  Liquidation Proceeds Attributable to Principal                                      $520,741.72
      (ii) Liquidation Proceeds Attributable to Interest                                        $71,999.03
      (iii)Principal Loss on Liquidation of Repossessions                                      $468,221.71
      (iv) Net Liquidation Losses (Realized Losses)                                            $598,699.20
      (iv) Recoveries on Previously Liquidated Contracts                                             $0.00
(D)   Repurchased Contracts
      (i)  Number of Contracts                                                                           0
      (ii) Repurchase Price of Contracts                                                             $0.00
(E)   Early Principal Payments Applied to Current Period                                        $22,874.68
(F)   Early Interest Payments Applied to Current Period                                        $169,964.46
(G)   Early Principal Payments Applied to Future Period                                         $28,073.21
(H)   Early Interest Payments Applied to Future Period                                         $213,426.86
(I)   Servicer Advances:  Principal                                                            $397,059.91
(J)   Servicer Advances:   Interest                                                          $4,068,929.68
(K)   Reimbursement of Prior Advances - Principal                                              $363,880.77
(L)   Reimbursement of Prior Advances - Interest                                             $3,760,091.37
(M)   Net Servicer Advance (Reimbursement) for the Month - Principal                            $33,179.14
(N)   Net Servicer Advance (Reimbursement) for the Month - Interest                            $308,838.31
(O)   Net Servicer Advance (Reimbursement) for the Month - Total                               $342,017.45
(P)   Reimbursement of Liquidation Expenses on Previously Liquidated Contracts                       $0.00
(Q)   Reimbursements to Servicer for Liquidation Expense                                       $130,477.49
(R)   Late Payment Fees, Extension Fees and Other Permitted Fees
(S)   Aggregate Repossession Profits                                                                 $0.00
(T)   Other Permitted Withdrawals from Certificate Account                                           $0.00
(U)   Current Realized Loss Ratio                                                                    1.53%
(V)   Current Distribution Date                                                                  9/15/2000


II. CLASS B PRINCIPAL DISTRIBUTION TESTS

                                                                              Test Ratio      Actual Ratio  Result
(A)   Average Sixty-Day Delinquency Ratio (over three periods)                     5.00%            11.04%  Fail
(B)   Average Thirty-Day Delinquency Ratio (over three periods)                    7.00%            20.06%  Fail
(C)   Cumulative Realized Loss Ratio                                               7.00%             0.63%  Pass
(D)   Current Realized Loss Ratio                                                  2.75%             1.53%  Pass


III. COLLECTION CALCULATIONS
Interest:

(A)   Interest Collections                                                                   $3,424,995.88
(B)   Servicer Advances - Net                                                                  $308,838.31
(C)   Liquidation Proceeds Attributable to Interest                                             $71,999.03
(D)   Repurchased Loan Proceeds Attributable to Interest                                             $0.00
(E)   Recoveries on Previously Liquidated Contracts                                                  $0.00
                                                                                         ------------------
(F)   Total Interest Collections (A+B+C+D+E+F)                                               $3,805,833.22

Principal:
(G)   Principal Payments Received (scheduled and unscheduled)                                  $981,294.51
(H)   Servicer Advances - Net of Liquidation Losses                                             $33,179.14
(I)   Liquidation Proceeds Related to Principal                                                $520,741.72
(J)   Repurchased Loan Proceeds Related to Principal                                                 $0.00
(K)   Other Principal Amounts                                                                        $0.00
                                                                                         ------------------
(L)   Total Principal Collections (H+I+J+K)                                                  $1,535,215.37


IV. DISTRIBUTION CALCULATIONS

(A)   Total Cash Collections                                                                 $5,341,048.59
(B)   Monthly Servicing Fee                                                                    $375,361.67
(C)   Aggregate Repossession Profits                                                                 $0.00
(D)   Reimbursements to Servicer for Liquidation Expense                                       $130,477.49
(E)   Late Payment Fees, Extension Fees and Other Permitted Fees
(F)   Other Permitted Withdrawals from Certificate Account                                           $0.00
(G)   Reserve Fund Draw                                                                              $0.00
                                                                                         ------------------
(H)   Available Distribution Amount (A-B-C-D-E-F+G)                                          $4,835,209.43

(I)   Total Principal Collections and Advances                                               $1,535,215.37
(J)   Principal Loss on Liquidation of Repossessions                                           $468,221.71
(K)   Overcollaterallization Addition Amount                                                    $99,246.57
(L)   Overcollaterallization Reduction Amount                                                        $0.00
                                                                                         ------------------
(M)   Formula Principal Distribution Amount                                                  $2,102,683.65

(N)   Interest Accrual Period                                                                           30  days
(O)   Total Class A Certificates Monthly Interest Due                                        $2,008,919.39
(P)   Total Class A Certificates Monthly Interest Paid                                       $2,008,919.39
(Q)   Total Monthly Interest Due                                                             $2,732,525.78
(R)   Total Monthly Interest Paid                                                            $2,732,525.78
(S)   Excess Interest or (Interest Shortfall)                                                $1,073,307.44

(T)   Class A/M Percentage                                                                       89.91555%
(U)   Class B Percentage                                                                         10.08445%
(V)   Has the Cross-Over Date Occurred?                                                                 No
(W)   Have the Principal Distribution Tests Been Satisfied?                                             No
(X)   Has a Deficiency Event Occurred?                                                                  No
(Y)   Should Principal Be Distributed to the Subordinated Certificates?                                 No
(Z)   Class B-2 Floor Amount (prior to givingeffect todistributionsof principal)             $3,509,009.16
(AA)  Class A/M Certificates Formula Principal Distribution Amount                           $2,102,683.65
(BB)  Class A Certificates Formula Principal Distribution Amount                             $2,102,683.65
(CC)  Class M Certificates Formula Principal Distribution Amount                                     $0.00

(DD)  Total Class A Unpaid Certificate Principal Shortfall Due                                       $0.00
(EE)  Total Class A Unpaid Certificate Principal Shortfall Paid                                      $0.00
(FF)  Total Unpaid Certificate Principal Shortfall Due                                               $0.00
(GG)  Total Unpaid Certificate Principal Shortfall Paid                                              $0.00
(HH)  Total Class A Certificates Monthly Principal Due                                       $2,102,683.65
(II)  Total Class A Certificates Monthly Principal Paid                                      $2,102,683.65
(JJ)  Total Monthly Principal Due                                                            $2,102,683.65
(KK)  Total Monthly Principal Paid                                                           $2,102,683.65


V. DISTRIBUTIONS

(A)   Class A-1-A Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $217,574.41
      (ii) Interest Paid                                                                       $217,574.41
      (iii)Interest Shortfall                                                                        $0.00
(B)   Class A-1-B Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $162,687.23
      (ii) Interest Paid                                                                       $162,687.23
      (iii)Interest Shortfall                                                                        $0.00
(C)   Class A-2 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $139,500.00
      (ii) Interest Paid                                                                       $139,500.00
      (iii)Interest Shortfall                                                                        $0.00
(D)   Class A-3 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $359,000.00
      (ii) Interest Paid                                                                       $359,000.00
      (iii)Interest Shortfall                                                                        $0.00
(E)   Class A-4 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $127,750.00
      (ii) Interest Paid                                                                       $127,750.00
      (iii)Interest Shortfall                                                                        $0.00
(F)   Class A-5 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $316,200.00
      (ii) Interest Paid                                                                       $316,200.00
      (iii)Interest Shortfall                                                                        $0.00
(G)   Class A-6 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $686,207.75
      (ii) Interest Paid                                                                       $686,207.75
      (iii)Interest Shortfall                                                                        $0.00
(H)   Class M-1 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $237,449.10
      (ii) Interest Paid                                                                       $237,449.10
      (iii)Interest Shortfall                                                                        $0.00
(I)   Class M-2 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $170,581.25
      (ii) Interest Paid (after reserve account draw, if any)                                   170,581.25
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00
(J)   Class B-1 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $162,050.00
      (ii) Interest Paid (after reserve account draw, if any)                                   162,050.00
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00
(K)   Class B-2 Certifcates Monthly Interest & Interest Shortfall
      (i)  Interest Due                                                                        $153,526.04
      (ii) Interest Paid (after reserve account draw, if any)                                   153,526.04
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00


(L)   Class A-1-A Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(M)   Class A-1-B Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(N)   Class A-2 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(O)   Class A-3 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(P)   Class A-4 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(Q)   Class A-5 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(R)   Class A-6 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00


(S)   Class A-1-A Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                             $1,168,157.59
      (iii)Certificate Principal Paid                                                        $1,168,157.59
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00
(T)   Class A-1-B Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                               $934,526.06
      (iii)Certificate Principal Paid                                                          $934,526.06
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00
(U)   Class A-2 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (iii)Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00
(V)   Class A-3 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (iii)Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00
(W)   Class A-4 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                    ($0.00)
      (iii)Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                          ($0.00)
(X)   Class A-5 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (iii)Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00
(Y)   Class A-6 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (iii)Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00


(Z)   Class M-1 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(AA)  Class M-1 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (iii)Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iv) Certificate Principal Shortfall                                                           $0.00
(BB)  Class M-1 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                              $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                        $0.00
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00

(CC)  Class M-2 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(DD)  Class M-2 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (ii) Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iii)Certificate Principal Shortfall                                                           $0.00
(EE)  Class M-2 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                              $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                        $0.00
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00

(FF)  Class B-1 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(GG)  Class B-1 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (ii) Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iii)Certificate Principal Shortfall                                                           $0.00
(HH)  Class B-1 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                              $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                         0.00
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00

(II)  Class B-2 Unpaid Certficate Principal Shortfall
      (i)  Shortfall Due                                                                             $0.00
      (ii) Shortfall Paid                                                                            $0.00
                                                                                         ------------------
      (iii)Shortfall Outstanding                                                                     $0.00
(JJ)  Class B-2 Certificates Monthly Principal
      (i)  Formula Principal Distribution Amount                                                     $0.00
      (ii) Certificate Principal Paid                                                                $0.00
                                                                                         ------------------
      (iii)Certificate Principal Shortfall                                                           $0.00
(KK)  Class B-2 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
Interest Shortfall
      (i)  Interest Due                                                                              $0.00
      (ii) Interest Paid (after reserve account draw, if any)                                         0.00
                                                                                         ------------------
      (iii)Interest Shortfall                                                                        $0.00
(LL)  Class X Strip Amount                                                                     $894,974.48

VI. RECONCILIATION OF RESERVE FUND
(A)   Beginning Cash Reserve Fund Balance                                                            $0.00
(B)   Reserve Fund Draw for Distributions                                                            $0.00
(C)   Excess Interest Deposit to Reserve Fund                                                        $0.00
(D)   Reserve Fund Balance Prior to Release                                                          $0.00
(E)   Specified Reserve Fund Balance                                                                 $0.00
(F)   Reserve Fund Release                                                                           $0.00
(G)   Ending Reserve Fund Balance                                                                    $0.00



X. MONTHLY REPORT                                                                                           Per $1,000
                                                                                                            Denomination
                                                                                                            ----------------
(A)   Total Distribution Amount
      (i)  Class A-1-A Certificates                                                          $1,385,732.00           $27.71
      (ii) Class A-1-B Certificates                                                          $1,097,213.29           $27.43
      (iii)Class A-2 Certificates                                                              $139,500.00            $5.81
      (iv) Class A-3 Certificates                                                              $359,000.00            $5.98
      (v)  Class A-4 Certificates                                                              $127,750.00            $6.08
      (vi) Class A-5 Certificates                                                              $316,200.00            $6.20
      (vii)Class A-6 Certificates                                                              $686,207.75            $6.54
      (viiiClass M-1 Certificates                                                              $237,449.10            $6.77
      (ix) Class M-2 Certificates                                                              $170,581.25            $7.29
      (x)  Class B-1 Certificates                                                              $162,050.00            $7.29
      (xi) Class B-2 Certificates                                                              $153,526.04            $7.29
      (xii)Class X Certificates                                                                      $0.00

(B)   Formula Principal Distribution Amount Paid
      (i)  Class A-1-A Certificates                                                          $1,168,157.59           $23.36
      (ii) Class A-1-B Certificates                                                            $934,526.06           $23.36
      (iii)Class A-2 Certificates                                                                    $0.00            $0.00
      (iv) Class A-3 Certificates                                                                    $0.00            $0.00
      (v)  Class A-4 Certificates                                                                    $0.00            $0.00
      (vi) Class A-5 Certificates                                                                    $0.00            $0.00
      (vii)Class A-6 Certificates                                                                    $0.00            $0.00
      (viiiClass M-1 Certificates                                                                    $0.00            $0.00
      (ix) Class M-2 Certificates                                                                    $0.00            $0.00
      (x)  Class B-1 Certificates                                                                    $0.00            $0.00
      (xi) Class B-2 Certificates                                                                    $0.00            $0.00

(C)   Unpaid Certificate Principal Shortfall Paid
      (i)  Class A-1-A Certificates                                                                  $0.00            $0.00
      (ii) Class A-1-B Certificates                                                                  $0.00            $0.00
      (iii)Class A-2 Certificates                                                                    $0.00            $0.00
      (iv) Class A-3 Certificates                                                                    $0.00            $0.00
      (v)  Class A-4 Certificates                                                                    $0.00            $0.00
      (vi) Class A-5 Certificates                                                                    $0.00            $0.00
      (vii)Class A-6 Certificates                                                                    $0.00            $0.00
      (viiiClass M-1 Certificates                                                                    $0.00            $0.00
      (ix) Class M-2 Certificates                                                                    $0.00            $0.00
      (x)  Class B-1 Certificates                                                                    $0.00            $0.00
      (xi) Class B-2 Certificates                                                                    $0.00            $0.00

(D)   Unpaid Certificate Principal Shortfall Remaining (after giving effect to distributions)
      (i)  Class A-1-A Certificates                                                                  $0.00            $0.00
      (ii) Class A-1-B Certificates                                                                  $0.00            $0.00
      (iii)Class A-2 Certificates                                                                    $0.00            $0.00
      (iv) Class A-3 Certificates                                                                    $0.00            $0.00
      (v)  Class A-4 Certificates                                                                   ($0.00)          ($0.00)
      (vi) Class A-5 Certificates                                                                    $0.00            $0.00
      (vii)Class A-6 Certificates                                                                    $0.00            $0.00
      (viiiClass M-1 Certificates                                                                    $0.00            $0.00
      (ix) Class M-2 Certificates                                                                    $0.00            $0.00
      (x)  Class B-1 Certificates                                                                    $0.00            $0.00
      (xi) Class B-2 Certificates                                                                    $0.00            $0.00

(E)   Liquidation Write-Downs (after giving effect to distributions)
      (i)  Class M-1 Certificates                                                                    $0.00            $0.00
      (ii) Class M-2 Certificates                                                                    $0.00            $0.00
      (iii)Class B-1 Certificates                                                                    $0.00            $0.00
      (iv) Class B-2 Certificates                                                                    $0.00            $0.00

(F)   Monthly Interest & Interest Shortfall Paid
      (i)  Class A-1-A Certificates                                                            $217,574.41            $4.35
      (ii) Class A-1-B Certificates                                                            $162,687.23            $4.07
      (iii)Class A-2 Certificates                                                              $139,500.00            $5.81
      (iv) Class A-3 Certificates                                                              $359,000.00            $5.98
      (v)  Class A-4 Certificates                                                              $127,750.00            $6.08
      (vi) Class A-5 Certificates                                                              $316,200.00            $6.20
      (vii)Class A-6 Certificates                                                              $686,207.75            $6.54
      (viiiClass M-1 Certificates                                                              $237,449.10            $6.77
      (ix) Class M-2 Certificates                                                              $170,581.25            $7.29
      (x)  Class B-1 Certificates                                                              $162,050.00            $7.29
      (xi) Class B-2 Certificates                                                              $153,526.04            $7.29

                                                                                                            Per $1,000
                                                                                                            Denomination
                                                                                                            ----------------
(G)   Liquidation Loss Interest & Interest Shortfall Paid
      (i)  Class M-1 Certificates                                                                    $0.00            $0.00
      (ii) Class M-2 Certificates                                                                    $0.00            $0.00
      (iii)Class B-1 Certificates                                                                    $0.00            $0.00
      (iv) Class B-2 Certificates                                                                    $0.00            $0.00

(H)   Liquidation Loss Interest Shortfall Remaining (after giving effect to distributions)
      (i)  Class M-1 Certificates                                                                    $0.00            $0.00
      (ii) Class M-2 Certificates                                                                    $0.00            $0.00
      (iii)Class B-1 Certificates                                                                    $0.00            $0.00
      (iv) Class B-2 Certificates                                                                    $0.00            $0.00

(I)   Certificate Principal Balances (after giving effect to distributions)
      (i)  Class A-1-A Certificates                                                         $35,778,222.26          $715.56
      (ii) Class A-1-B Certificates                                                         $28,622,577.93          $715.56
      (iii)Class A-2 Certificates                                                           $24,000,000.00        $1,000.00
      (iv) Class A-3 Certificates                                                           $60,000,000.00        $1,000.00
      (v)  Class A-4 Certificates                                                           $21,000,000.00        $1,000.00
      (vi) Class A-5 Certificates                                                           $51,000,000.00        $1,000.00
      (vii)Class A-6 Certificates                                                          $104,898,000.00        $1,000.00
      (viiiClass M-1 Certificates                                                           $35,091,000.00        $1,000.00
      (ix) Class M-2 Certificates                                                           $23,394,000.00        $1,000.00
      (x)  Class B-1 Certificates                                                           $22,224,000.00        $1,000.00
      (xi) Class B-2 Certificates                                                           $21,055,000.00        $1,000.00

(J)   Adjusted Certificate Principal Balances (after giving effect to distributions)
      (i)  Class M-1 Certificates                                                           $35,091,000.00        $1,000.00
      (ii) Class M-2 Certificates                                                           $45,618,000.00        $1,949.99
      (iii)Class B-1 Certificates                                                           $22,224,000.00        $1,000.00
      (iv) Class B-2 Certificates                                                           $21,055,000.00        $1,000.00

(K)   Pass-Through Rates
      (i)  Class A-1-A Certificates                                                                 6.839%
      (ii) Class A-1-B Certificates                                                                 6.605%
      (iii)Class A-2 Certificates                                                                   6.975%
      (iv) Class A-3 Certificates                                                                   7.180%
      (v)  Class A-4 Certificates                                                                   7.300%
      (vi) Class A-5 Certificates                                                                   7.440%
      (vii)Class A-6 Certificates                                                                   7.850%
      (viiiClass M-1 Certificates                                                                   8.120%
      (ix) Class M-2 Certificates                                                                   8.750%
      (x)  Class B-1 Certificates                                                                   8.750%
      (xi) Class B-2 Certificates                                                                   8.750%



                                                   Beginning of Period                     End of Period
                                                   ---------------------                 ------------------
(L)   Certificate Balances and Factors
      (i)  Aggregate Balance of Certificates         $429,165,483.84                       $427,062,800.19
      (ii) Total Certificate Pool Factor                   0.9480926                             0.9951005
      (iii)Class A-1-A Certificates Balance           $36,946,379.85                        $35,778,222.26
      (iv) Class A-1-A Certificates Pool Factor            0.7389276                             0.7155644
      (v)  Class A-1-B Certificates Balance           $29,557,103.99                        $28,622,577.93
      (vi) Class A-1-B Certificates Pool Factor            0.7389276                             0.7155644
      (vii)Class A-2 Certificates Balance             $24,000,000.00                        $24,000,000.00
      (viiiClass A-2 Certificates Pool Factor              1.0000000                             1.0000000
      (ix) Class A-3 Certificates Balance             $60,000,000.00                        $60,000,000.00
      (x)  Class A-3 Certificates Pool Factor              1.0000000                             1.0000000
      (xi) Class A-4 Certificates Balance             $21,000,000.00                        $21,000,000.00
      (xii)Class A-4 Certificates Pool Factor              1.0000000                             1.0000000
      (xiiiClass A-5 Certificates Balance             $51,000,000.00                        $51,000,000.00
      (xiv)Class A-5 Certificates Pool Factor              1.0000000                             1.0000000
      (xv) Class A-6 Certificates Balance            $104,898,000.00                       $104,898,000.00
      (xvi)Class A-6 Certificates Pool Factor              1.0000000                             1.0000000
      (xviiClass M-1 Certificates Balance             $35,091,000.00                        $35,091,000.00
      (xviiClass M-1 Certificates Pool Factor              1.0000000                             1.0000000
      (xix)Class M-2 Certificates Balance             $23,394,000.00                        $23,394,000.00
      (xx) Class M-2 Certificates Pool Factor              1.0000000                             1.0000000
      (xxi)Class B-1 Certificates Balance             $22,224,000.00                        $22,224,000.00
      (xxiiClass B-1 Certificates Pool Factor              1.0000000                             1.0000000
      (xxiiClass B-2 Certificates Balance             $21,055,000.00                        $21,055,000.00
      (xxivClass B-2 Certificates Pool Factor              1.0000000                             1.0000000

(M)   Portfolio Information
      (i)  Pool Principal Balance                    $450,434,002.55                       $448,430,565.47
      (ii) Pool Factor                                     0.9627376                            0.95845553
      (iii)Weighted Average Coupon (WAC)                      10.14%                                10.14%
      (iv) Weighted Average Remaining Maturity (WAM)          302.06    months                      301.13  months
      (v)  Remaining Number of Receivables                    11,255                                11,208


(N)   Credit Enhancement

      (i)  O/C Beginning Balance                                                            $21,268,518.70
      (ii) O/C Additions                                                                        $99,246.57
      (iii)O/C Reductions
      (iv) O/C Ending Balance                                                               $21,367,765.27

(O)   Reserve Fund
      (i)   Beginning Balance                                                                        $0.00
      (ii)  Additions                                                                                $0.00
      (iii) Reductions                                                                                   0
      (iv)  Ending Balance                                                                           $0.00

(P)   Fee Payments
      (i)  Monthly Servicing Fee                                                               $375,361.67
      (ii) Reimbursements to Depositor (PSA 8.06)                                              $130,477.49
      (iii)Late Payment Fees, Extension Fees and other Permitted Fees (PSA 5.13)

(Q)   Repurchased Contracts
      (i)  Number of Contracts                                                                           0
      (ii) Repurchase Price of Contracts                                                             $0.00



                                                                              Percent of            Number       Percent of
(R)   Delinquent Contracts                         Principal Balance        Pool Balance          of Units      Total Units
      (i)    30-59 Days Delinquent                        $42,815,838                9.55%            1,072            9.56%
      (ii)   60-89 Days Delinquent                        $16,019,105                3.57%              422            3.77%
      (iii)  90 Days or More Delinquent                   $24,711,591                5.51%              636            5.67%
      (iv)   Homes Repossessed or Foreclosed Upon          $9,003,876                2.01%              227            2.03%
